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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated June 29, 2001 included in Gadzoox Networks, Inc.'s Annual Report on Form 10-K for the fiscal year ended March 31, 2001 and to all references to our Firm included in this registration statement.



                                                       /s/ Arthur Andersen LLP
                                                   Arthur Andersen LLP

San Jose, California
October 26, 2001